UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2016

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LIFE PARTNERS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Texas	0-7900	74-2962475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

204 Woodhew Waco, Texas	76712
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (254) 751-7797

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03          Bankruptcy or Receivership.

As previously disclosed in reports filed with the SEC, on January 20, 2015, Life Partners Holdings, Inc. (the “Company”), filed a voluntary petition for relief (Case No. 15-40289) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”). On March 13, 2015, H. Thomas Moran II was appointed as Chapter 11 Trustee for the Company (the “Trustee”). On May 19, 2015, Life Partners, Inc., a Texas corporation (“LPI”), and LPI Financial Services, Inc., a Texas corporation (“LPIFS,” and together with the Company and LPI, the “Debtors”), each of which is a direct or indirect subsidiary of LPHI, filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court. As previously disclosed in LPHI’s current report on Form 8-K filed on December 1, 2015, the Trustee, the Debtors and the Official Committee of Unsecured Creditors (the “Committee”) filed with the Bankruptcy Court a Joint Plan of Reorganization and other related exhibits, and thereafter, the Plan Proponents filed a proposed Disclosure Statement relating to the Plan.

Confirmation of Plan of Reorganization

On October 27, 2016, the Debtors filed the proposed Revised Third Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code, Docket No. 3427 (the “Plan”). The Plan incorporates by reference certain documents filed with the Bankruptcy Court as part of the Plan Supplement filed August 2, 2016, Docket No. 2856. A copy of the Plan is attached hereto as Exhibit 2.1.

On November 1, 2016, following an evidentiary hearing on confirmation of the Plan held over a five week period beginning August 29, 2016, the Bankruptcy Court entered an order, Docket No. 3439 (the “Confirmation Order”), attached hereto as Exhibit 99.1, confirming the Plan.

The Plan is not yet effective. The Trustee and the Debtors expect that the effective date of the Plan (the “Effective Date”) will occur as soon as all conditions precedent to the Plan have been satisfied or waived as set forth in Sections 15.02 and 15.04 of the Plan, and the Trustee and the Debtors are targeting occurrence of the Effective Date by November 30, 2016. During the bankruptcy proceedings, the Debtors obtained a debtor-in-possession loan (the “DIP Loan”) from Vida Capital, Inc. (“Vida”). The DIP Loan is expected to be repaid on the Effective Date out of exit financing from Vida or one of its affiliates provided for in the Plan (the “Exit Financing”), and the maturity date of the DIP Loan is November 30, 2016. The Trustee and the Debtors can make no assurances as to when, or ultimately if, the Effective Date of the Plan will occur. It is possible that amendments could be made to the Plan prior to effectiveness.

The following is a summary of the material terms of the Plan, as confirmed by the Bankruptcy Court pursuant to the Confirmation Order, and is not intended to be a complete description of the Plan. The following summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order, which are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated by reference herein. Capitalized terms used but not defined in this Current Report on Form 8-K have the meanings set forth in the Plan.

Treatment of Claims

The Plan contemplates that:

•	Holders of Allowed General Administrative Claims will be paid in full unless the Holder of an Allowed General Administrative Claim and the Debtors agree to less favorable treatment.
•	Holders of Allowed Priority Claims will be paid in full.
•	Allowed Priority Tax Claims shall be paid in full and treated in accordance with the terms set forth in Bankruptcy Code section 1129(a)(9)(C), except to the extent that a Holder of an Allowed Priority Tax Claim agrees to a less favorable treatment.
•	Claims that are not Administrative Claims and Priority Claims are treated as set forth below:
o	Allowed Secured Claims against LPHI will be satisfied by delivery to the Holder, at LPHI’s option, of (1) payment in full in Cash, (2) delivery of collateral securing the Claim, including interest required under Bankruptcy Code section 506(b), with any Claim amount remaining after application of such collateral to comprise a general unsecured Deficiency Claim, (2) reinstatement of such Claim or (4) other treatment rendering the Claim Unimpaired.

o	Allowed General Unsecured Claims against LPHI will be satisfied by the issuance of a Creditors’ Trust Interest (as further discussed below).
o	The SEC Judgment Claim will be satisfied by the issuance of a Creditors’ Trust Interest, and distributions on that interest will be reallocated to the Investors or to the Position Holder Trust, for the benefit of its Investor beneficiaries.
o	Intercompany Claims against LPHI will be subordinated, cancelled, and released without any Distribution on account of such Claims.
o	Allowed Secured Claims against LPI will be satisfied by delivery to the Holder, at LPI’s option, of (1) payment in full in Cash, (2) delivery of collateral securing the Claim, including interest required under Bankruptcy Code section 506(b), with any Claim amount remaining after application of such collateral to comprise a general unsecured Deficiency Claim, (3) reinstatement of such Claim or (4) other treatment rendering the Claim Unimpaired.
o	Allowed Claims Against LPI of Fractional Interest Holders Who Are Both Ownership Settlement Subclass Members and Rescission Settlement Subclass Members will be satisfied, at the Holder’s option, by one of the following: (1) be confirmed as the owner of 95% of a Fractional Interest, with the remaining 5% of the Fractional Interest contributed to the Position Holder Trust in exchange for a Position Holder Trust Interest; (2) issuance of a Position Holder Trust Interest in exchange for the contribution of the entire Fractional Position to the Position Holder Trust; or (3) issuance of a Creditors’ Trust Interest in exchange for rescission of the transaction pursuant to which the Fractional Interest Holder acquired the Fractional Position.
o	Allowed Claims Against LPI of Fractional Interest Holders Who Are Ownership Settlement Subclass Members But Are Not Rescission Settlement Subclass Members will be satisfied, at the Holder’s option, by one of the following: (1) be confirmed as the owner of 95% of a Fractional Interest, with the remaining 5% of the Fractional Interest contributed to the Position Holder Trust in exchange for a Position Holder Trust Interest; or (2) issuance of a Position Holder Trust Interest in exchange for the contribution of the entire Fractional Position to the Position Holder Trust.
o	Allowed Claims Against LPI of IRA Holders Who Are Both Ownership Settlement Subclass Members and Rescission Settlement Subclass Members will be satisfied, at the Holder’s option, by one of the following: (1) transfer of 5% of the Fractional Position to the IRA Partnership in exchange for an IRA Partnership Interest and transfer of the remainder of the Fractional Position to the Position Holder Trust in exchange for a New IRA Note; (2) contribution of the entire Fractional Position to the IRA Partnership in exchange for an IRA Partnership Interest; (3) issuance of a Creditors’ Trust Interest in exchange for the rescission of the transaction pursuant to which the IRA Holder acquired the Fractional Position; or (4) distribution of the IRA Note to the individual taxpayer who owns the IRA Holder, to be exchanged for being confirmed as the owner of 95% of a Fractional Interest, with the remaining 5% of the Fractional Interest contributed to the Position Holder Trust in exchange for a Position Holder Trust Interest.
o	Allowed Claims Against LPI of IRA Holders Who Are Ownership Settlement Subclass Members But Are Not Rescission Settlement Subclass Members will be satisfied by one of the following: (1) transfer of 5% of the Fractional Position to the IRA Partnership in exchange for an IRA Partnership Interest and transfer of the remainder of the Fractional Position to the Position Holder Trust in exchange for a New IRA Note; (2) contribution of the entire Fractional Position to the IRA Partnership in exchange for an IRA Partnership Interest; or (3) distribution of the IRA Note to the individual taxpayer who owns the IRA Holder, to be exchanged for being confirmed as the owner of 95% of a Fractional Interest, with the remaining 5% of the Fractional Interest contributed to the Position Holder Trust in exchange for a Position Holder Trust Interest.
o	Allowed General Unsecured Claims Against LPI will be satisfied by issuance to the Holder a Creditors’ Trust Interest up to the Allowed amount of its Claim, unless such Holder agrees to less favorable treatment.
o	Intercompany Claims Against LPI shall be subordinated, cancelled, and released without any Distribution on account of such Claims.
o	Allowed Secured Claims Against LPIFS will be satisfied by delivery to the Holder, at LPIFS’s option, of (1) payment in full in Cash, (2) delivery of collateral securing the Claim, including interest required under Bankruptcy Code section 506(b), with any Claim amount remaining after application of such collateral to comprise a general unsecured Deficiency Claim, (3) reinstatement of such Claim or (4) other treatment rendering the Claim Unimpaired.

o	Allowed General Unsecured Claims Against LPIFS will be satisfied by issuance to the Holder a Creditors’ Trust Interest up to the Allowed amount of its Claim, unless such Holder agrees to less favorable treatment.
o	Intercompany Claims Against LPIFS will be subordinated, cancelled, and released without any Distribution on account of such Claims.

•	Interests in LPHI, including the issued and outstanding shares of stock of LPHI, will be cancelled and released without any Distribution on account of such Interests.
•	Interests in LPI will be cancelled and released without any Distribution on account of such Interests.
•	Interests in LPIFS will be cancelled and released without any Distribution on account of such Interests.

Exit Financing

On October 22, 2015, the Bankruptcy Court issued the Final Order Authorizing Use of Funds, Adequate Protection Provisions and Related Relief authorizing the use of proceeds from life insurance policies (the “Policies”) held by the Debtors that have matured (the “Maturity Funds”) in order to allow the Trustee to continue the business operations of the Debtors while the Plan was being finalized (the “Financing Order”). The use of the Maturity Funds is pursuant to the provisions set forth in the Financing Order including, among other things: (a) repayment with interest (10% annual rate); (b) first priority liens and security interests on certain of the Policy Related Assets and the Debtors’ Causes of Action; (c) super-priority administrative claims; and (d) repayment contemplated at or near the Effective Date. The Maturity Funds Facility will continue in effect through and after the Effective Date of the Plan until cash flow from the Position Holder Trust is sufficient to repay any advances made under the Maturity Funds Facility (the “Maturity Funds Loans”) and the Exit Financing; provided, however, that after the Effective Date, any use of the Maturity Funds Facility will be governed by the terms and conditions of the Plan and the Maturity Funds Security Agreement, and no advances may be made under the Maturity Funds Facility without Vida’s consent for so long as the Exit Financing and the related revolving line of credit to be provided by Vida or one of its affiliates remains outstanding.

The Plan Proponents have negotiated the Vida Plan Collaboration Agreement, pursuant to which Vida (or one of its Affiliates approved by the Plan Proponents) will, among other things, provide the Exit Financing, including financing on the Effective Date sufficient to pay all Administrative Claims required to be paid on the Effective Date, repay all Maturity Funds Loans outstanding on the Effective Date and fund all reserve requirements of the Position Holder Trust on the Effective Date. Under the Vida Plan Collaboration Agreement, Vida has already made a $10,000,000 DIP Loan to the Debtors. Vida has also agreed to pay the Debtors $4,000,000 for the right to enter into the Servicing Agreement included in the Plan Documents, under which Vida will act as the Servicing Company for purposes of servicing the Policies and administering the Investor accounts, and providing related services, after the Effective Date.

Successor Entities

Pursuant to the Plan, three (3) new successor entities (Successor Entities) will be formed to implement the provisions of the Plan, and take required actions (including those summarized as follows):

1.	Life Partners Position Holder Trust (the “Position Holder Trust”) will (a) issue Position Holder Trust Interests to (i) Fractional Interest Holders who make Position Holder Trust Elections or Continuing Holder Elections, and (ii) the IRA Partnership in respect of IRA Holders who make Position Holder Trust Elections or Continuing Holder Elections, (b) issue New IRA Notes to IRA Holders who make Continuing Holder Elections, (c) enter into the Servicing Agreement with the Servicing Company and the IRA Partnership, and (d) enter into a number of other Reorganization Documents that are necessary to implement the provisions of the Plan, including the New IRA Note Collateral Documents and the Maturity Funds Collateral Agreement. The Confirmation Order approved the selection of Eduardo S. Espinosa to serve as the Trustee of the Position Holder Trust (the “Position Holder Trustee”). As of the Effective Date, the beneficiaries of the Position Holder Trust shall be (i) the Assigning Fractional Holders and the Continuing Fractional Holders entitled to receive Position Holder Trust Interests pursuant to the Plan and the Position Holder Trust Agreement, and (ii) the IRA Partnership with regard to all Position Holder Trust Interests it is entitled to receive pursuant to the Plan and the Position Holder Trust Agreement for the benefit of IRA Holders who are Assigning Fractional Holders or Continuing Fractional Holders. On the Effective Date, the Position Holder Trust Governing Trust Board (the “Trust Board”) shall be formed pursuant to the Position Holder Trust Agreement. Pursuant to the Confirmation Order, Bert Scalzo, Robert “Skip” Trimble and Mark Redus, who are currently the three members of the Committee, along with Philip Loy, and Nate Evans, have been approved to serve as the members of the Trust Board for the Position Holder Trust.

2.	Life Partners IRA Partnership LLC (the “IRA Partnership”) will (a) issue IRA Partnership Interests to IRA Holders who make Position Holder Trust Elections or Continuing Holder Elections, (b) hold Position Holder Trust Interests issued in respect of Position Holder Trust Elections and Continuing Holder Elections made by IRA Holders, and (c) join as a party to the Servicing Agreement for purposes of certain provisions of that agreement. Under the governing documents for the Successor Entities, the Position Holder Trustee shall serve as the IRA Partnership Manager, and Mr. Espinosa has been approved as the initial IRA Partnership Manager in the Confirmation Order. As of the Effective Date, the holders of the IRA Partnership Interests shall be the Assigning IRA Holders and the Continuing IRA Holders entitled to receive IRA Partnership Interests pursuant to the Plan and the IRA Partnership Agreement. On the Effective Date, the Advisory Committee shall be formed pursuant to the IRA Partnership Agreement, and will consist of the members of the Trust Boards.

3.	Life Partners Creditors’ Trust (the “Creditors’ Trust”) will (a) pursue litigation and other Causes of Action assigned to it under the Plan, the Class Action Settlement Agreement, the MDL Settlement Agreement, and any other settlement agreements or assignments, and (b) distribute the net proceeds collected to its beneficiaries. The Confirmation Order approved the selection of Alan M. Jacobs to serve as the Trustee of the Creditors’ Trust (the “Creditors’ Trust Trustee”). The beneficiaries of the Creditors’ Trust shall include all Holders of Allowed Claims as General Unsecured Creditors, including but not limited to all Current Position Holders who make the Creditors’ Trust Election and all Former Position Holders, and certain Investors pursuant to the Class Action Settlement Agreement and the MDL Settlement Agreement. On the Effective Date, the Creditors’ Trust Governing Trust Board shall be formed pursuant to the Creditors’ Trust Agreement, and will be comprised of the same individuals who serve as the members of the Trust Board for the Position Holder Trust. Pursuant to the Confirmation Order, Messrs. Scalzo, Trimble, Redus, Loy, and Evans have been approved to serve as the members of the Trust Board for the Creditors’ Trust.

Reorganized Debtors

On the Effective Date, the Governance Documents of all of the Debtors shall be amended and restated in substantially the form set forth in the Plan Supplement, and the Debtors shall Distribute and contribute their assets as provided in the Plan. After the Effective Date, at the appropriate time determined in the discretion of the Position Holder Trustee, the Reorganized Debtors shall adopt plans of complete liquidation under applicable state law, and thereafter, each of the Reorganized Debtors shall begin the orderly winding up and termination of its corporate existence in accordance with the terms of the Plan and applicable state law.

On the Effective Date, (a) the Position Holder Trustee shall become the sole director and president of each Debtor, as reorganized pursuant to the Plan (the “Reorganized Debtors”) with all rights, powers and duties to complete the winding up of the Reorganized Debtors; (b) the Position Holder Trustee shall be vested with power of attorney under the Plan and the Position Holder Trust Agreement to act on behalf of the Reorganized Debtors in (i) transferring legal title of the Policies to the Position Holder Trust or its designee, (ii) designating the Position Holder Trust or its designee as the beneficiary of record for all of the Policies, (iii) completing the transfer and assignment of the other Policy Related Assets as provided in the Plan, (iv) entering into all of the Plan Documents to which the Position Holder Trust is a party, and (v) taking all such other actions on behalf of the Reorganized Debtors as required by the Plan and any of the Plan Documents; and (c) the Creditors’ Trustee and the Position Holder Trustee shall be vested with power of attorney under this Plan to act on behalf of the Reorganized Debtors in connection with the Causes of Action assigned to the Creditors’ Trust and the Position Holder Trust, respectively. The Chapter 11 Trustee, as sole director of LPI and LPIFS, and all current officers of LPI and LPIFS shall resign as of the Effective Date.

Servicing of Policies

Pursuant to the Servicing Agreement, the Servicing Company will provide servicing for the Policies and certain services relating to the Continued Positions and the New Interests to be issued by the Position Holder Trust and the IRA Partnership, including registration, administration, and reporting services. Under the Vida Plan Collaboration Agreement, the Servicing Company will be Vida.

Employee Matters

Effective as of the Effective Date, all Employee Benefit Plans shall be terminated in accordance with their terms and the applicable provisions of the state and federal law.

Subject to the exercise of its business judgment and industry standards, the Servicing Company may offer to retain some or all employees of LPI. All records necessary to provide all of the services set forth in the Servicing Agreement will be provided to, and retained by, the Servicing Company, subject to the terms of the Portfolio Information License. With respect to employees of LPI, to the extent the Servicing Company offers employment to any former employees of LPI, such employment will be at will unless and until the Servicing Company and the employee enter into a separate agreement or contract.

Treatment of Executory Contracts or Unexpired Leases

As of and subject to the occurrence of the Effective Date and the payment of any applicable cure amounts, subject to certain exceptions described in the Plan, all executory contracts and unexpired leases of the Debtors will be deemed rejected, except to the extent the Debtors or the Trustee (a) previously have assumed or rejected an Executory Contract or Unexpired Lease, (b) prior to the Effective Date, have Filed or do File a motion to assume an Executory Contract or Unexpired Lease on which the Bankruptcy Court has not ruled and (c) the assumption of such Executory Contracts and Unexpired Leases was approved at the Confirmation Hearing. All court-approved cure amounts shall be paid within ten (10) days after the Effective Date. Unless otherwise provided by a Bankruptcy Court order, any Proofs of Claim asserting Claims arising from the rejection of the Debtors’ Executory Contracts and Unexpired Leases rejected or assumed pursuant to this Plan or otherwise must be Filed no later than thirty (30) days after the later of the Effective Date or the date a Final Order is entered granting the rejection, except as addressed in the Class Action Settlement.

All insurance policies (other than the Policies) pursuant to which the Debtors have any obligations in effect as of the date of the Confirmation Hearing shall be deemed and treated as Executory Contracts pursuant to the Plan and shall be assumed by the appropriate Debtor and assigned to the appropriate Successor Entity. Except to the extent expressly provided otherwise in the Plan, all of the Policies shall be deemed and treated as Executory Contracts pursuant to this Plan and shall be assumed by LPI and assigned to the Position Holder Trust.

Equity Securities of the Debtors

LPHI currently has 18,647,468 shares of common stock, par value $.01 per share, issued and outstanding. LPHI wholly owns LPI, which wholly owns LPIFS. No shares are reserved for issuance pursuant to the Plan.

On the Effective Date, (i) all Interests in the Debtors (including any Interests held as treasury stock by any of the Debtors) shall be terminated and extinguished and the certificates that previously evidenced ownership of those Interests shall be deemed cancelled (all without further action by any Person, Entity, or the Bankruptcy Court) and shall be null and void and such certificates shall evidence no rights or interests in any of the Debtors, and (ii) new Interests in the Reorganized Debtors shall be issued to the Position Holder Trust.

Upon cancellation of the Interests in LPHI outstanding prior to the Effective Date, neither LPHI, the Reorganized Debtors, the Successor Entities nor the Successor Trustees shall file periodic or other reports with the SEC; provided, however, that Reorganized LPHI shall continue to be subject to the requirements of the Exchange Act of 1934 until such time as it terminates the registration of its common stock under the Exchange Act of 1934 and related rules and regulations.

Assets and Liabilities

Information as to the assets and liabilities of the Debtors, as of September 30, 2016, is set forth on the Monthly Operating Reports of the Debtors filed with the Bankruptcy Court on October 20, 2016 and also filed as Exhibits 99.1, 99.2 and 99.3 to the current report on Form 8-K filed by LPHI on October 20, 2016 and is incorporated herein by reference.

The Monthly Operating Reports are filed to comply with requirements under the Bankruptcy Code and not to satisfy any other financial reporting requirements. The numbers included in the Monthly Operating Reports are based on the books and records prior to implementation of the confirmed Plan, and have not been adjusted to reflect the transactions to be consummated in accordance with the Plan.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Revised Third Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code

99.1	Order Confirming Revised Third Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code on November 1, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE PARTNERS HOLDINGS, INC.

Date: November 7, 2016	By:	/s/ H. Thomas Moran II
H. Thomas Moran II Chapter 11 Trustee

INDEX TO EXHIBITS

Item	Exhibit
2.1	Revised Third Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code
99.1	Order Confirming Revised Third Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code on November 1, 2016